  Exhibit 10.2

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the “Agreement”), is entered into on April 14, 2021 by and between NaturalShrimp Incorporated, a Nevada corporation (the “Company”) and GHS Investments LLC (the “Holder”).

WHEREAS, Holder is the legal and beneficial owner of 3,600 shares of the Company’s Series D Preferred Stock purchased from the Company in two transactions on December 16, 2020 and January 8, 2021, respectively (the “GHS Series D Shares”), and the aggregate stated value of the GHS Series D Shares, including accrued but unpaid dividends, is $4,487,556; and

WHEREAS, the Company desires to extinguish the GHS Series D Shares, and

WHEREAS, the Holder is willing to accept in exchange for the GHS Series D Shares, 3,739.63 shares of the Company’s Series E Convertible Preferred Stock (the “GHS Series E Shares”) having an aggregate stated value of $4,487,556, and

WHEREAS, in connection with the exchange of the GHS Series D Shares and the Series E Shares, the Company filed with the State of Nevada a Certificate of Designation of Preferences, Rights and Limitation of Serie E Convertible Preferred Stock in the form attached hereto as Exhibit A (the “Certificate of Designation”).

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.
Exchanges. On the date hereof (the “Closing Date”), the Company shall issue to the Holder the GHS Series E Shares in full and immediate exchange for the GHS Series D Shares (the “Exchange”).

2.
Additional Documents. The Company agrees to take such further action (including, without limitation, action on the part of its counsel and its transfer agent) and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the opinion of the Holder or its counsel, necessary to carry out the terms and conditions of this Agreement.

3.
Effective Date and Counterpart Signature. This Agreement shall be effective as of the date first written above. This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

4.
Representations and Warranties of the Holder.

(a)
Organization: Authority. The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Holder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Holder. This Agreement, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

(b)
Investment Experience. The Holder either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Exchange and make an informed decision to so invest, and has so evaluated the risks and merits of the Exchange.

(c)
Absence of General Solicitation. The Holder is not accepting the Exchange as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(d)
No Conflicts: Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Holder is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Holder is a party.

(e)
Consents. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required on the part of the Holder for the valid authorization, execution, delivery and performance by the Holder of this Agreement and the consummation of the transactions contemplated hereby.

5.
Representations and Warranties of the Company.

(a)
Valid Issuance. The GHS Series E Shares being issued in the Exchange have been duly authorized and, upon issuance, will be validly issued, fully paid and non-assessable and, upon consummation of the Exchange, the Holder will receive valid and good title to the GHS Series E Shares so issued free and clear of all liens, claims, charges and other encumbrances.

(b)
Organization: Authority. The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, and other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Company. This Agreement, when executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

(c)
No conflicts: Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Assignee is a party.

(d)
Consents. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required on the part of the Company for the valid authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby.

(e)
No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Company, threatened against the Company which could reasonably be expected in any manner to challenge or seek to prevent, alter or delay the transaction contemplated hereby.

6.
Governing Law: Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN, IN THE STATE AND CITY OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OR JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.
Amendments. No provision hereof may be waived or modified other than by an instrument in writing signed by both parties.

8.
Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

NATURALSHRIMP INCORPORATED

By: /s/ Gerald Easterling
Name: Gerald Easterling
Title: Chief Executive Officer

HOLDER:

GHS INVESTMENTS LLC

By:
Name:
Title:

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